                                                                    Exhibit 10.1

                                 LEASE AGREEMENT


                                 by and between



                          The University of Pittsburgh
                 of the Commonwealth System of Higher Education



                                       and


                           Biological Detection, Inc.


                             Dated as of July 1,1996

                                TABLE OF CONTENTS

1.       LEASED PREMISES ....................................................  1

2.       LEASE TERM .........................................................  2
         (A)      TERM ......................................................  2
         (B)      SURRENDER AT END OF TERM; WAIVER ..........................  2
         (C)      HOLDING OVER; NOTICE BY LESSEE ............................  2

3.       RENTAL .............................................................  2
         (A)      BASIC RENTAL ..............................................  2
         (B)      LESS THAN A MONTH .........................................  3
         (C)      ADDITIONAL RENTAL .........................................  3
         (D)      LATE CHARGE; INTEREST .....................................  3

4.       SECURITY DEPOSIT ...................................................  3

5.       USE ................................................................  3

6.       CONDITION OF PREMISES ..............................................  4

7.       RULES AND REGULATIONS ..............................................  4

8.       LESSEE'S OBLIGATIONS ...............................................  4

9.       UTILITIES AND SERVICES .............................................  5
         (A)      BASIC SERVICES ............................................  5
         (B)      SPECIAL SERVICES AND UTILITIES ............................  6
         (C)      INTERRUPTION OF SERVICE ...................................  6
         (D)      LABOR DISPUTE .............................................  6
         (E)      TELEPHONE SERVICE .........................................  7

10.      MAINTENANCE AND REPAIRS ............................................  7
         (A)      BY LESSOR .................................................  7
         (B)      BY LESSEE .................................................  7
         (C)      FAILURE BY LESSEE .........................................  7
         (D)      NON-LIABILITY; NOTICE .....................................  7
         (E)      MECHANICS' LIENS ..........................................  8
         (F)      REPAIRS ...................................................  8

11.      ALTERATIONS; ADDITIONS
         (A)      APPROVAL; STANDARDS .......................................  8
         (B)      LIENS .....................................................  8
         (C)      PROPERTY OF LESSOR ........................................  8
         (D)      REPAIR FOLLOWING REMOVAL ..................................  8
         (E)      PLANS TO BE FURNISHED .....................................  8

12.      INDEMNIFICATION AND INSURANCE ......................................  9
         (A)      INDEMNIFICATION BY LESSEE .................................  9
         (B)      PUBLIC LIABILITY INSURANCE TO BE CARRIED BY LESSEE ........  9
         (C)      PROPERTY INSURANCE TO BE CARRIED BY LESSEE ................  9
         (D)      WAIVER OF SUBROGATION; RELEASE ............................ 10
         (E)      INCREASE IN LESSOR'S PREMIUMS ............................. 10

13.      FIRE OR OTHER CASUALTY ............................................. 10

                                TABLE OF CONTENTS

         (A)      PARTIAL DAMAGE ............................................ 10
         (B)      SUBSTANTIAL DAMAGE ........................................ 10
         (C)      TEMPORARY RELOCATION ...................................... 10
         (D)      NOTICE .................................................... 11

14.      CONDEMNATION ....................................................... 11

15.      ACCESS ............................................................. 11

16.      ASSIGNMENT; SUBLETTING ............................................. 11

17.      SIGNS .............................................................. 11

18.      SUBORDINATION AND ATTORNMENT ....................................... 12

19.      ESTOPPEL CERTIFICATES .............................................. 12
         (A)      BY LESSEE ................................................. 12
         (B)      BY LESSOR ................................................. 12

20.      DEFAULT ............................................................ 12

21.      REMEDIES ........................................................... 13

22.      WAIVER ............................................................. 15

23.      COMPLIANCE WITH LAWS ............................................... 16
         (A)      USE AND OCCUPANCY OF LEASED PREMISES ...................... 16
         (B)      BUILDING PERMITS .......................................... 16

24.      LESSOR'S RELOCATION RIGHTS ......................................... 16

25.      LIMITATION OF LIABILITY AND EXCULPATION ............................ 16

26.      QUIET ENJOYMENT .................................................... 16

27.      ENTIRE CONTRACT .................................................... 17

28.      APPLICABLE LAW ..................................................... 17

29.      SEVERABILITY ....................................................... 17

30.      NOTICES ............................................................ 17

31.      BINDING EFFECT ..................................................... 17

32.      ACKNOWLEDGMENT ..................................................... 18

                                                                  Lease No. 2947



                                 LEASE AGREEMENT
                                 ---------------

         MADE as of the 1st day of July 1996, by and between The University of Pittsburgh of the Commonwealth System of Higher Education, of Pittsburgh, Allegheny County, Pennsylvania (herein called "Lessor"), and Biological Detection, Inc. of the Borough of Cheswick, Allegheny County, Pennsylvania (herein called "Lessee").


                                    RECITALS:

         1. Lessor owns the premises hereinafter defined (herein called "Leased Premises").

         2. Lessee desires to lease and accept the Leased Premises from Lessor herein, and Lessor herein is willing and desires to demise and lease the Leased Premises to Lessee in accordance with the provisions of this Lease Agreement.

         WITNESSETH THAT:

         1. LEASED PREMISES: Lessor hereby demises and leases to Lessee, and Lessee hereby accepts and hires from Lessor that certain space as follows:

                  Room 337

(herein called "Leased Premises"), situate on the third floor of Building Number B4 (9) (herein called "Building") in the University of Pittsburgh Applied Research Center (herein called "U-PARC") located on approximately 85 acres of land at Harmarville, Harmar Township, Allegheny County, Pennsylvania. A floor plan of the Leased Premises is attached hereto as Exhibit A and by this reference is made a part of this Lease Agreement.

         Lessee shall also have a nonexclusive license for the benefit of Lessee and Lessee's employees, agents and invitees (a) for access to and from the Leased Premises through the Building (and over the property of Lessor appurtenant thereto), and (b) to use those portions of the Building (and other property of Lessor appurtenant thereto) which may from time to time be reasonably designated by Lessor for use by lessees of the Building, including but not limited to toilet rooms designated from time to time for Lessee's use, and parking areas from time to time designated by Lessor. This license shall be subject to such reasonable Rules and Regulations as Lessor may establish from time to time, so long as such Rules and Regulations shall not unreasonably interfere with Lessee's use and enjoyment of the Leased Premises.

         2. LEASE TERM:

                  (A) TERM: The Term of this Lease Agreement shall commence on the 1st day of July 1996, and said Term shall end at 5:00 P.M. on the 30th day of June 1999, unless sooner terminated under the provisions hereof.

                  (B) SURRENDER AT END OF TERM; WAIVER: Lessee shall immediately surrender possession of the Leased Premises at the expiration of the Term of this Lease Agreement, or upon its sooner termination. Lessee shall leave the Leased Premises broom clean and free of debris, and in good order and condition, reasonable wear and tear excepted. In addition, Lessee shall deliver to Lessor all keys, plastic cards or other entry devices for the Leased Premises, the Building and U-PARC furnished by Lessor.

                  LESSEE WAIVES ALL RIGHT TO ANY NOTICE WHICH MAY BE REQUIRED UNDER ANY LAWS NOW OR HEREAFTER ENACTED AND IN FORCE IN PENNSYLVANIA, INCLUDING THE LANDLORD AND TENANT ACT OF 1951, ACT OF APRIL 6, 1951, AS AMENDED. LESSEE AGREES TO GIVE UP QUIET AND PEACEABLE POSSESSION OF THE LEASED PREMISES AT THE END OF THE TERM WITHOUT FURTHER NOTICE FROM LESSOR.

                  (C) HOLDING OVER; NOTICE BY LESSEE: Lessee shall not hold over after the Term hereof or of any renewal term without the express written consent of Lessor. Any holding over with the consent of Lessor shall be on a month-to-month basis (and in no event from year to year or term to term) and may be terminated at the end of any month on one (1) calendar month's prior written notice from Lessor. Failure to surrender possession at the end of a month after receiving such notice shall constitute an act of default under this Lease Agreement.

                  Should Lessee continue to hold and occupy the Leased Premises after the termination of this Lease Agreement by the expiration of this Lease Agreement or other termination in accordance with the provisions of this Lease Agreement, then and in such event the rent herein reserved for such wrongful holdover shall be double the amount of the monthly installment of rent for each month or a portion of a month that such holdover continues, and Lessee shall promptly pay the same to Lessor who may accept the same without in any way waiving its right of termination above set forth or any other rights and remedies under this Lease Agreement.

         3. RENTAL: Lessee agrees to pay unto Lessor by check made payable to "University of Pittsburgh/Baker Young, Agent," and addressed to Baker Young Corporation, Agent, 438 Division Street, Sewickley, PA 15143 (or at such other place as Lessor may from time to time designate in writing) rental as follows:

                  (A) BASIC RENTAL: Lessee agrees to pay to Lessor as Basic Rental, all in lawful money of the United States of America, in advance and without notice, demand, set off or counterclaim on the first day of each calendar month until the expiration of the term hereof:

                                             Rentable
                       Term                 Square Feet        $/Year           $/Month
                  ----------------          -----------       ---------         -------
                  7/1/96 - 6/30/97              191           $1,910.00         $159.17
                  7/1/97 - 6/30/98              191           $1,967.30         $163.94
                  7/1/98 - 6/30/99              191           $2,026.51         $168.88

                  (B) LESS THAN A MONTH: In the event that this Lease Agreement terminates on a day other than the last day of the month, the Basic Rental for such partial month shall be prorated based upon the amount of the monthly installment last due and shall be payable on the first day of the last month of the Term of this Lease Agreement.

                  (C) ADDITIONAL RENTAL: Lessee shall promptly pay to Lessor on the date the next monthly rental installment is due or ten (10) days after billing, whichever is later, any other charges due under this Lease Agreement and denominated as Additional Rental herein. Except as provided in this paragraph 3(C), such Additional Rental shall be paid in the same manner as the Basic Rental provided for hereinabove in paragraph 3(A).

                  (D) LATE CHARGE; INTEREST: If said monthly installment of Basic Rental or payment of Additional Rental is not paid on or before the tenth
(10th) day after it is due, at Lessor's option, a monthly late charge of five percent (5%) of the amount due (or such lesser amount as represents the maximum amount that may be charged by Lessor for the purpose of handling such delinquent payment) shall be due and payable by Lessee as Additional Rental for each and every month that said installment or payment is delinquent. In addition, Lessee agrees to pay interest to Lessor on any Basic Rental, Additional Rental or other sum due Lessor from the date the same is due at the rate of eighteen percent (18%) per year compounded.

         4. SECURITY DEPOSIT: Lessee shall, upon the execution hereof, pay to Lessor and shall keep on deposit with Lessor the sum of ONE HUNDRED SEVENTY-FIVE AND NO/100 DOLLARS ($175.00) as a Security Deposit for the payment of damages to the Leased Premises or default in rent.

                  If there shall be damages to and about the Leased Premises for which Lessee is responsible hereunder, or if there shall be default in the payment of rental, Lessor may apply or retain the whole or any part of the Security Deposit to the extent required to reimburse Lessor for the said damages to the Leased Premises and/or default in payment of rental. However, Lessor shall not be limited to or required to so apply or retain the whole or any portion of said Security Deposit, but on the contrary, may look to Lessee directly and independently for reimbursement for any such damages by Lessee or for payment of delinquent rentals.

                  Should Lessor apply the Security Deposit as aforesaid, Lessee shall, immediately upon written notice from Lessor, restore, as Additional Rental due hereunder, said Security Deposit to its original amount.

         5. USE: Lessee shall use the Leased Premises for office purposes only. Lessee shall occupy the Leased Premises during the full Term hereof and shall conduct Lessee's business continuously in the Leased Premises. Lessee shall not use the Leased Premises for any illegal or improper purpose, nor do anything which shall constitute a nuisance nor do or suffer anything to be done in or about the Leased Premises which will violate any laws, rules, regulations or ordinances of any government authority having jurisdiction or increase the rate of fire or other insurance or jeopardize the coverage of the same.

                  Lessee shall not bring, use, generate, accumulate, store, treat, release or dispose of any hazardous, toxic or other regulated material, including but not limited to, any solid or hazardous waste or substance as defined in or regulated by the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901 et seg., as amended, the Pennsylvania Solid Waste Management Act, 35 P.S. Sections 6018.101 et seg., as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et seg., as amended, by the Superfund Amendments and Reauthorization Act of 1986, H.R. Rep. No. 2005, 99th Cong., 2d Sess. (1986), the Pennsylvania Worker and Community Right To Know Act 35 P.S.

Sections 7301 et seg., the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seg., or any other applicable laws, rules or regulations whether common law or statutory (hereinafter "environmental laws, rules or regulations"), without the express prior written consent of Lessor, which consent may be qualified in any manner or subject to such limitations and conditions as Lessor may in its sole discretion determine. A request for such consent shall contain a description including, but not limited to, the following: (1) the material(s) to be brought on the Leased Premises; (2) the proposed methods of treatment, storage and handling thereof; (3) the proposed processes to be applied thereto, with a detailed description including any applicable regulatory designations (such as listed hazardous waste number or CAS number) of the likely products, by-products and effects to be produced thereby; and (4) methods and procedures for disposal, whether on or off the Leased Premises, the Building and/or U-PARC of the hazardous, toxic or other regulated materials, including but not limited to any substances subject to any environmental laws, rules or regulations, and the products and by-products thereof.

         6. CONDITION OF PREMISES: Lessee acknowledges and agrees that, except as expressly set forth in this Lease Agreement, there have been no representations, promises or warranties made by or on behalf of Lessor with respect to the Leased Premises, the Building or U-PARC or any common areas or with respect to the suitability of the same for the conduct of Lessee's business. The taking of possession of the Leased Premises by Lessee shall establish that the Leased Premises and those common areas of the Building used by Lessee were at such time in satisfactory condition, order and repair. Except as otherwise expressly set forth herein, the Leased Premises are demised to Lessee in an "as is" condition.

         7. RULES AND REGULATIONS: Lessee, its employees, agents and invitees, shall comply with all Rules and Regulations adopted by Lessor, including those appended hereto as Exhibit B, and with such reasonable changes or additions thereto as Lessor may from time to time adopt for the general care, proper maintenance, operation, cleanliness, safety and security of the Leased Premises, the Building and U-PARC, from the time Lessor gives Lessee notice of the same. Copies of the Rules and Regulations will be submitted to Lessee from time to time as the same are modified or amended, and said Rules and Regulations shall be a part of this Lease Agreement. All such Rules and Regulations shall be applied by Lessor in a nondiscriminatory manner to lessees and invitees. The fact that certain Rules and Regulations may apply to different portions of U-PARC on operations which are similarly situated shall not cause the same to be interpreted as discriminatory.

         8. LESSEE'S OBLIGATIONS: Lessee shall:

                  (A) Use in a reasonable manner all utilities for which Lessor is responsible and all electrical, plumbing, sanitary, heating, ventilating, air conditioning and other facilities, appliances and services in the Leased Premises or made available to Lessee or the Leased Premises by Lessor, and Lessee shall take all reasonable measures to prevent waste and unnecessary use of the same.

                  (B) Not permit any person on the Leased Premises with Lessee's permission to willfully or wantonly destroy, deface, damage, impair or remove any part of the Leased Premises, the structure of the Building containing the Leased Premises or U-PARC or the facilities, equipment or appurtenances thereto or used in common therewith, nor shall Lessee do any such thing.

                  (C) Conduct its business in a manner that will not be reasonably objectionable to other lessees in the Building, including but not limited to noise, vibration, odor or fumes. In the event Lessor receives complaints from other lessees in the Building and determines in its sole judgment that Lessee's use and occupancy is objectionable to other lessees, Lessee agrees, upon notice from Lessor, to promptly modify its use so as to eliminate such objections.

                  (D) Inform Lessor as early as possible, but in any event, prior to access, when any outside contractor hired by Lessee, for any purpose, requires access to any area, other than public areas, that is not designated as part of Lessee's Leased Premises.

                  (E) Depending upon the nature of Lessee's operations, Lessor may require Lessee to install and maintain, at Lessee's expense, certain safety-related equipment monitors and alarms, including, but not limited to, those for combustible gasses and carbon monoxide.

         9. UTILITIES AND SERVICES:

                  (A) BASIC SERVICES: Lessor shall provide the following services and facilities:

                           (1) Heat, ventilating and air conditioning ("HVAC"),
through the system of the Building, Monday through Friday excepting holidays (for this purpose, "holidays" shall only mean and include New Year's Day, Memorial Day, July 4, Labor Day, Thanksgiving and Christmas) from 8:00 A.M. to 6:00 P.M. at reasonable comfort levels. Such times may on occasion be altered at the sole discretion of the Lessor due to weather conditions, fuel emergencies or other factors beyond the control of Lessor without prior notice to Lessee. Additional HVAC will be provided (on request by Lessee giving at least forty-eight (48) hours notice) by Lessor to Lessee at an hourly rate equal to Lessor's actual cost. Lessee agrees to cooperate fully with Lessor and to abide by all the regulations and requirements which Lessor may reasonably prescribe for the proper functioning and protection of the HVAC system;

                           (2) Electric current for general illumination using
standard fixtures for initial lamping and all materials necessary therefor, and replacement of light globes and/or fluorescent tubes in the Leased Premises and electricity for desktop type office equipment (including computers) and small lab equipment approved in advance and in writing by Lessor. Additional electrical service will be furnished, if reasonably available and subject to a reasonable charge for the use of such electricity which shall be paid by Lessee to Lessor as Additional Rental, upon Lessee's reimbursing Lessor all actual costs of any necessary installation, including wiring;

                           (3) Maintenance and service of the public toilet
rooms in the Building made available to the Leased Premises:

                           (4) Maintenance of standard hardware installed in the
Leased Premises;

                           (5) Maintenance of any floor coverings in the common
areas of the Building;

                           (6) Periodic cleaning of outside and inside of
windows except the inside of windows shall not be cleaned by Lessor in any room designated "Restricted Access" on Exhibit A;

                           (7) Cleaning and maintenance of common areas;

                           (8) Freight elevator service;

                           (9) Janitor service, including cleaning of space,
collection of trash every other day except weekends and holidays (other than hazardous or toxic material, the disposition of which shall be the responsibility and obligation of Lessee) and vacuuming or sweeping and mopping of floors except in any room designated "Restricted Access" on Exhibit A;

                           (10) Hot and cold water for lavatory and any
laboratory space included in the Leased Premises and water for drinking purposes; if Lessee requires water for any additional purposes, Lessee shall pay the actual cost thereof as shown on a meter to be installed and maintained at Lessee's expense to measure such consumption;

                           (11) Building and U-PARC security, including
reasonable control of access; Lessee agrees to comply with all reasonable rules adopted by Lessor for the security of the Leased Premises, the Building and the U-PARC.

                  (B) SPECIAL SERVICES AND UTILITIES: Lessor may but shall not be obligated to provide the following special services and utilities at those laboratory locations where the same are currently available on the premises:

                                      NONE

Said special services and utilities shall only be provided during the times set forth in Paragraph 9(A), above. Should Lessee require said special services and utilities at other times, Lessee shall make written request of Lessor therefor not less than forty-eight (48) hours in advance. Lessor reserves the right to review Lessee's usage thereof, and at anytime, and from time to time, bill Lessee for Lessee's usage thereof, at a rate based upon Lessor's estimated cost (including overhead) for providing said special services and utilities. Said charges shall be due and payable as Additional Rental hereunder.

                  (C) INTERRUPTION OF SERVICE: Lessor does not warrant that the services provided for in Sections (A) and (B) hereof shall be free from any slowdown, interruption or stoppage pursuant to voluntary agreement by and between Lessor and governmental bodies and regulatory agencies, or caused by the maintenance, repair, substitution, renewal, replacement or improvement of any of the equipment involved in the furnishing of any such services, or caused by changes of services, alterations, strikes, lockouts, labor controversies, fuel shortages, accidents, Acts of God or the elements or any other cause not due to the willful misconduct or negligence of Lessor, or otherwise beyond the reasonable control of Lessor; and specifically, no such slowdown, interruption or stoppage of any of such services shall ever be construed as an eviction, actual or constructive, of Lessee, nor shall same cause any abatement of Basic Rental or Additional Rental payable hereunder of in any manner or for any purpose relieve Lessee from any of its obligations hereunder, excepting, however, Basic Rental shall abate in the event of total stoppage of heating, ventilation and air conditioning or electric service for a period in excess of five (5) consecutive business days, in which event the abatement shall extend from the date of the stoppage until the date service is restored. In no event shall Lessor be liable for damage to persons or property or be in default hereunder as a result of any slowdown, interruption or stoppage except in the case of gross negligence or willful or wanton misconduct of Lessor, its officers, employees, guests or business invitees. Lessor agrees to use reasonable diligence to resume the service upon any such slowdown, interruption or stoppage.

                  (D) LABOR DISPUTE: In the event of a labor dispute, the Lessor may designate any entrance, passageway or elevator that employees, guests, invitees, licensees of Lessee or similar persons must utilize for the purpose of ingress to and egress from the Leased Premises, the Building and any route or means of moving furniture, equipment or supplies into or out of U-PARC, the Building or the Leased Premises.

                  (E) TELEPHONE SERVICE: Lessee shall have the option of utilizing the Centrex System already in place at U-PARC, which is provided by Bell of Pennsylvania. If Lessee elects to use the Centrex System: (1) provision of dial tone, wiring charges and equipment purchases are the responsibility of Lessee, (2) services will be coordinated by Lessor, and (3) monthly invoices shall be provided by Lessor; Lessor reserves the right to discontinue service for nonpayment ninety (90) days from date of invoice.

         10. MAINTENANCE AND REPAIRS:

                  (A) BY LESSOR: Lessor shall, at all times, maintain in good order, condition and repair the Building and all of its structural and mechanical elements, including heating, plumbing, air conditioning and electrical systems, windows and elevators (if any), except for those portions of the Building which are the responsibility of Lessee pursuant to subparagraph
(B), below. In addition, Lessor shall be responsible for the maintenance and repair of all common areas of the Building and appurtenances (including sidewalks, parking areas and landscaped areas). In no event shall Lessor be obligated to repair any damage caused by any willful act or gross negligence of the Lessee or its employees, agents, invitees, licensees, sublessees or contractors. Lessor shall have no liability to Lessee on account of damages to Lessee's property occasioned by plumbing, electrical, gas, water, steam or other utility pipes, systems or facilities or by the bursting, stopping, breaking or running of any tank, sprinkler, washstand, water closet or pipes in or about the Leased Premises or the Building; nor for any damage occasioned by water being upon or coming through or around the roof or any flashing, window, sky light, vent, door or the like; nor for any damage arising out of any acts of neglect of any other lessees of the Building, other occupants of the Building, occupants of adjacent property or the public.

                  (B) BY LESSEE: At its sole cost and expense, Lessee shall, at all times, maintain the Leased Premises (excepting janitorial services that are the obligation of Lessor pursuant to Paragraph 9(A)(9), above, in good order, condition and repair, including the interior surfaces of the ceilings, walls and floors, carpeting, doors and all fixtures, equipment, appliances, furnishings and special facilities installed by or for Lessee; provided, however, that Lessor shall be responsible for repairing any damage to the Leased Premises (excluding property of Lessee) which is caused by leakage of pipes, windows, roofs or exterior walls or which is caused by Lessor, its employees, agents or invitees. In no event shall Lessee be obligated to repair any damage to Leased Premises caused by any willful act or gross negligence of the Lessor or its employees, agents, invitees, licensees or contractors. All maintenance and repairs by Lessee shall be made in a first-class, workmanlike manner by personnel or contractors previously approved in writing by Lessor. Lessee shall require its personnel or contractors to comply with all building standards or other reasonable requirements of Lessor. In addition, Lessee shall be responsible for any damages to U-PARC, the Building, the Leased Premises, services, or any appurtenant facilities, equipment or appliances which are caused by Lessee, its employees, agents or invitees, and shall reimburse Lessor (as Additional Rental) for any costs incurred by Lessor for repairing or replacing any such damage.

                  (C) FAILURE BY LESSEE: In the event that Lessee fails in any material obligation it may have under this paragraph to maintain the Leased Premises in good order, condition and repair, Lessor may give written notice to Lessee to perform the work which is reasonably required to remedy the situation. If Lessee fails to promptly commence such work within ten (10) days following the receipt of the notice and to diligently prosecute the same to completion, then Lessor shall have the right (but shall not be obligated or required) to enter the Leased Premises and to perform such work at the expense of Lessee and such expense shall be collectible as Additional Rental hereunder.

                  (D) NON-LIABILITY; NOTICE: Lessor shall not be liable for any injury to or interference with Lessee's business arising from the performance of any repairs, maintenance or improvements in or to U-PARC, the Building, the Leased Premises or to any appurtenances or equipment therein; provided, however, that Lessor shall perform any such work with due diligence and in a manner so as to minimize interference with Lessee's, business. Lessee shall also promptly notify Lessor as to the need for any such repairs which are the responsibility of Lessor.

                  (E) MECHANICS' LIENS: Lessee shall not cause liens of any kind (whether for materials, wages, labor or services) to be placed against U-PARC, the Building or the Leased Premises. If any such liens are filed, with or without Lessee's knowledge, Lessee shall immediately, at Lessee's sole cost and expense, take whatever action is necessary to cause such liens to be satisfied and discharged.

                  (F) REPAIRS: Whenever used in this paragraph the term "repairs" shall include all necessary replacements and renewals.

         11. ALTERATIONS; ADDITIONS:

                  (A) APPROVAL; STANDARDS: Lessee shall not make any alterations, additions or improvements to the Leased Premises without the prior written approval of Lessor (which approval shall not unreasonably be withheld or delayed). All such work shall be carried on, at Lessee's cost, and in a first-class, workmanlike manner in accordance with Building standards and other reasonable requirements of Lessor and in compliance with all governmental orders, regulations and permits. Such work shall be carried on by responsible contractors approved by Lessor who will, prior to commencement of work, submit satisfactory proof of insurance coverage, naming Lessor as an additional insured.

                  (B) LIENS: Lessee shall not cause liens of any kind to be placed against U-PARC, the Building, or the Leased Premises and shall obtain and record appropriate lien waivers prior to the commencement of any such work.

                  (C) PROPERTY OF LESSOR: Unless otherwise agreed to in writing, all alterations, additions or improvements made by Lessee which become part of the structure and/or systems of the Leased Premises or the Building shall become the property of Lessor at the end of the Term hereof or any extension or upon prior termination and shall remain in and be surrendered with the Leased Premises, without disturbance or injury. Lessee, however, if not in default, may remove any other alterations, additions, improvements, appliances or equipment owned by Lessee which can be removed without damage or leaving incomplete the Leased Premises; provided, however, (and anything herein to the contrary notwithstanding) Lessee agrees to remove any and all alterations, additions, improvements, trade fixtures, appliances or equipment (including but not limited to: partitions, cabinets, shelving, drapes, shades, furniture, wiring, plumbing and other personal property in and about the Leased Premises) unless otherwise agreed in writing by Lessor at or before the construction and installation of the same.

                  (D) REPAIR FOLLOWING REMOVAL: Lessee shall repair all damage resulting from the removal of any of the foregoing items and make proper restoration of the Leased Premises, and, in default thereof, Lessor may effect said removals and repairs at Lessee's expense, and collect the same as Additional Rental hereunder.

                  (E) PLANS TO BE FURNISHED: Following completion of all such alterations, additions or improvements, Lessee shall furnish Lessor with current "as built" plans and specifications reflecting such alterations, additions and improvements.

         12. INDEMNIFICATION AND INSURANCE:

                  (A) INDEMNIFICATION BY LESSEE: Lessee shall indemnify and hold Lessor harmless from and against any and all costs, expenses (including reasonable counsel fees), liabilities, losses, damages, suits, actions, fines, penalties, claims or demands of any kind and asserted against Lessor by or on behalf of any person, governmental authority or other party, arising out of or in any way connected with, and Lessor shall not be liable to Lessee on account of, (1) any failure by Lessee to perform any of the agreements, terms, covenants or conditions of this Lease Agreement required to be performed by Lessee, (2) any failure by Lessee to comply with any law, rule, regulation, ordinance or order of any governmental authority including but not limited to any environmental law, rule or regulation (see definition in Paragraph 5), (3) any accident, death or personal injury, or damage to or loss or theft of property, which shall occur in or about the Leased Premises, the Building or U-PARC, occasioned by reason of any act or omission of Lessee, its agents, contractors, licensees, invitees or employees, or (4) Lessee's use and occupancy of the Leased Premises, or any activity of Lessee, its employees, agents, invitees, licensees or contractors, which shall occur in or about the Leased Premises, the Building or U-PARC occasioned by reason of any act or omission of Lessee, its agents, contractors, licensees, invitees or employees. Nothing herein contained shall make Lessee liable for the negligence of Lessor.

                  (B) PUBLIC LIABILITY INSURANCE TO BE CARRIED BY LESSEE: During the Term of this Lease Agreement or any renewal thereof, Lessee shall obtain and promptly pay all premiums for Comprehensive General/Public Liability Insurance including but not limited to Premises-Operations, Contractual, Broad Form Property Damage, Independent Contractor, Personal Injury and Fire Legal Liability and Comprehensive Automobile Liability Insurance (including hired and non-owned vehicles) against claims for personal injury, death or property damage occurring upon, on or about the Leased Premises with carriers and in amounts reasonably satisfactory to Lessor but with minimum limits of not less than Five Hundred Thousand Dollars ($500,000.00) on account of bodily injuries to or death of one person and One Million Dollars ($1,000,000.00) on account of bodily injuries to or death of more than one person as a result of any one accident or disaster, and Five Hundred Thousand Dollars ($500,000.00) on account of damage to property (or in an amount of not less than One Million Dollars ($1,000,000.00) combined single limit for bodily injury and property damage). All such policies and renewals thereof shall (1) name the Lessor as an additional insured and loss payee; provided, however, that Lessor shall not, by reason of its inclusion as an additional insured or loss payee, incur any liability to any insurance company for the payment of any premium for such insurance; (2) provide that any loss shall be payable notwithstanding any act or negligence of the Lessee or the Lessor which might otherwise result in the forfeiture of said insurance; (3) provide that such insurance shall not be canceled, modified or amended without first giving Lessor thirty (30) days' written notice; (4) provide that all policies for comprehensive automobile liability insurance shall include coverage for owned, hired and non-owned automobiles; and (5) provide that all such policies are primary policies and that any policies which may be carried by Lessor shall provide excess coverage only. On or before the date hereof, and thereafter not less than fifteen (15) days prior to the expiration dates of said policy or policies, Lessee shall provide Lessor certificates of insurance addressed to: Baker Young Corporation, Agent, 3170 William Pitt Way, Pittsburgh, PA 15238 (or such other address as Lessor may from time to time by notice direct), evidencing coverages required by this Lease Agreement. All the insurance required under this Lease Agreement shall be issued by insurance companies authorized to do business in the Commonwealth of Pennsylvania. The aforesaid insurance limits may be reasonably increased from time to time by Lessor, provided that Lessor shall have first obtained and furnished to Lessee an insurance analysis from an impartial insurance adviser setting forth in reasonable detail (1) the advice and recommendations of the adviser as to the continuance, increase or decrease of insurance limits then in effect, and (2) the adviser's basis for that advice and those recommendations, and provided further, that the. insurance limits shall not be increased above those recommended by the adviser.

                  (C) PROPERTY INSURANCE TO BE CARRIED BY LESSEE: Lessor shall not be responsible for insurance coverage on Lessee's contents, personal property and improvements in and about the Leased

Premises. Should Lessee obtain such property insurance, such insurance shall provide that the Lessee may waive the right of subrogation under any fire and extended coverage without loss of coverage.

                  (D) WAIVER OF SUBROGATION; RELEASE: Each party hereto, on behalf of itself and any insurer or other party claiming by way of subrogation through or under such party, does hereby release the other party with respect to any loss, claim or damage to property which is, or may be, covered by the Pennsylvania Standard Form of Fire Insurance Policy with extended coverage endorsement and other property insurance which a prudent party would carry on its property. Lessee further releases in like manner and to the same extent any other lessee, licensee and occupant of the Building and U-PARC who, on behalf of itself and any party claiming by way of subrogation through or under it gives a like release to Lessee.

                  (E) INCREASE IN LESSOR'S PREMIUMS: Should Lessee's activities in the Leased Premises including but not limited to any activity subject to any environmental law, rule or regulation cause an increase in the property and public liability insurance premiums paid by Lessor or require Lessor to obtain additional insurance coverage in connection with the Leased Premises, the Building or U-PARC, Lessee shall pay said increase as Additional Rental hereunder.

         13. FIRE OR OTHER CASUALTY:

                  (A) PARTIAL DAMAGE: Except as hereinafter provided, if the Leased Premises are damaged by fire or other casualty, the damages (excepting, however, damages to the Lessee's Improvements) shall be repaired by and at the expense of Lessor and until such repairs shall be completed, the Basic Rental shall be abated proportionately from the date of such fire or other casualty according to the part of the Leased Premises which remains usable by Lessee. Lessor agrees to repair such damage within a reasonable period of time after receipt from Lessee of written notice of such damage, subject to any delays caused by Acts of God, labor strikes or events beyond Lessor's control. Lessee acknowledges notice (1) that Lessor need not obtain insurance of any kind on Lessee's furniture, furnishings or any equipment, fixtures, alterations, improvements and additions installed at Lessee's request, (2) that it is Lessee's obligation to obtain all such insurance at Lessee's sole cost and expense and (3) that Lessor shall not be obligated to repair any damage thereto or replace the same.

                  (B) SUBSTANTIAL DAMAGE: If the Leased Premises or the Building are rendered substantially untenantable by reason of such fire or other casualty, Lessor shall advise Lessee within sixty (60) days of such occurrence whether the Leased Premises can be repaired using reasonable diligence within one hundred eighty (180) days or less. If the damage cannot be repaired within one hundred eighty (180) days, Lessee and Lessor shall each have the right, to be exercised by notice in writing delivered to the other within ninety (90) days from and after said occurrence, to elect to terminate this Lease Agreement and, in such event, this Lease Agreement and the tenancy hereby created shall cease as of the date of said occurrence, the rent to be adjusted as of such date notwithstanding the foregoing. If less than one (1) year would remain of the Lease term upon completion of the repairs or reconstruction, Lessor may at its sole option elect not to rebuild and may upon the giving of written notice terminate this Lease Agreement as of the date of said occurrence and the Basic Rental shall be adjusted as of such date.

                  (C) TEMPORARY RELOCATION: In the event that Lessee shall be dislocated by reason of damages caused by fire or other casualty which is not the result of the act or neglect of Lessee or Lessee's officers, employees or agents and Lessee shall request Lessor, in writing, to attempt to make other space at U-PARC available for the use of the dislocated portion of Lessee's operations, then Lessor shall make reasonable efforts to locate other uncommitted reasonably comparable space at U-PARC for such use until such time as the Leased Premises shall be restored or this Lease Agreement shall be terminated. To the extent that and for so long as Lessor shall make available to Lessee such reasonably comparable space and Lessee uses the same, the rent hereunder shall not abate. Lessor shall not be obligated to bear any expense to prepare such space so as to make it comparable for Lessee's interim use hereunder. Further, Lessor shall have no liability to Lessee hereunder for failure to make any specific space available to Lessee to the extent that such space shall be made available by Lessor to another occupant of U-PARC that is dislocated by fire or other casualty. Any space that shall be subject to any option, right of first refusal or other agreement or which is then the subject of active negotiations with another party shall be deemed committed for purposes of this paragraph and Lessor shall not be obligated to make the same available to Lessee.

                  (D) NOTICE: Lessee shall give prompt notice to Lessor in case of fire or other damage to the Leased Premises or the Building.

         14. CONDEMNATION: It is mutually agreed that any condemnation which affects parking or access only shall not change this Lease Agreement in any respect so long as reasonably equivalent parking and access are provided.

                  In any event Lessee waives all claims against Lessor by reason of the complete or partial taking of the Leased Premises; provided, however, that Lessee shall nevertheless be entitled to relocation damages and other payments lawfully due lessees as such, without diminution of the sums due Lessor by reason of such condemnation.

         15. ACCESS: Lessor hereby reserves the right on behalf of itself, its employees, agents and invitees, to enter the Leased Premises at all reasonable times for the purposes of inspection, making repairs, decorations or improvements or to exhibit the Leased Premises to prospective lessees, purchasers, insurers, mortgagees, appraisers, insurers, contractors or workmen without liability to Lessee for any loss of quiet enjoyment of the Leased Premises. In those portions of its Leased Premises designated "Restricted Access" on Exhibit A hereto Lessor shall, except in case of emergency, give Lessee reasonable oral or written notice at the Leased Premises or as provided in paragraph 30, in order that Lessee may provide for personnel of Lessee to accompany such entry and afford reasonable safeguards for such entry. In other areas of the Leased Premises, when conveniently possible, Lessor shall give prior notice (oral or written) before any such entry. Lessor shall not abuse the right of access or use it to harass Lessee.

         16. ASSIGNMENT; SUBLETTING: Lessee shall not assign, sublet, rent or otherwise transfer the Leased Premises or any part thereof, nor transfer possession or occupancy thereof to any person, corporation, partnership or association, nor advertise the same in any newspaper or other place, nor transfer or encumber this Lease Agreement without the prior written consent of Lessor; nor shall any assignment hereof be effected by operation of law or otherwise without such consent. Any such consent, if given by Lessor, shall not release Lessee from any of Lessee's obligations under this Lease Agreement (unless so specified), nor shall it serve as a waiver of the need for written consent in all future cases.

         17. SIGNS: No sign, placard, picture, advertisement, name or notice shall be displayed, printed or affixed to the outside or inside of the Building containing the Leased Premises or in the vicinity thereof without the prior written consent of Lessor. Any sign erected or displayed in violation of this provision shall be removed by Lessee upon ten (10) days written notice from Lessor. Failing such removal, Lessor hereby reserves the right to remove such offending sign at the cost and expense of Lessee and collect the same as Additional Rental hereunder.

         18. SUBORDINATION AND ATTORNMENT: Without limitation of any of the provisions of this Lease Agreement, this Lease Agreement is subject and subordinate to all mortgages which may now or hereafter affect the real property of which the Leased Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof provided that the mortgagee under any such mortgage shall agree that Lessee's possession of the Leased Premises shall not be disturbed so long as Lessee is not in default hereunder. Upon the written request of any owner, purchaser, lessor, lessee or mortgagee, Lessee will execute an instrument whereby Lessee will attorn to such owner, purchaser, lessor, lessee or mortgagee upon all the terms, covenants, conditions and agreements set forth in this Lease Agreement. The provisions of this Section 18 shall be self-operative and no further instrument of subordination shall be required by the holders of any interest to which this Lease Agreement is subordinate. Lessee agrees, however, whenever requested so to do upon reasonable notice to it by Lessor or any such owner, purchaser, lessor, lessee or mortgagee, to execute such instruments confirmatory of the provisions of this
Section 18 as the party requesting the same may require, without expense to Lessee.

         19. ESTOPPEL CERTIFICATES:

                  (A) BY LESSEE: Lessee shall, at any time and from time to time, within fifteen (15) days following written request from Lessor, execute, acknowledge and deliver to Lessor, a written statement certifying that this Lease Agreement is in full force and effect and unmodified (or, if modified, stating the nature of such modification), certifying the date to which the rental reserved hereunder has been paid, and certifying that there are not, to Lessee's knowledge, any uncured defaults an the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or mortgagee of all or any part of the Building or U-PARC. Lessee's failure to deliver such statement within said fifteen (15) day period shall be conclusive upon Lessee that this Lease Agreement is in full force and effect and unmodified, and that there are no uncured defaults in Lessor's performance hereunder.

                  (B) BY LESSOR: Lessor shall, at any time and from time to time, within fifteen (15) days following written request from Lessee, execute, acknowledge and deliver to Lessee a written statement certifying that this Lease Agreement is in full force and effect and unmodified (or, if modified, stating the nature of such modification), certifying the date to which the rental reserved hereunder has been paid, and certifying that there are not, to Lessor's knowledge, any uncured defaults on the part of Lessee hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser of a material interest in the Lessee or any institutional creditor of Lessee.

         20. DEFAULT: The occurrence of any of the following shall constitute a material default and breach of this Lease Agreement by Lessee:

                  (A) The vacation or abandonment of the Leased Premises by Lessee;

                  (B) A failure by Lessee to pay any installment of Basic Rental or Additional Rental hereunder or any such other sum herein required to be paid by Lessee within ten (10) days after notice from Lessor that Lessee is in default in the payment of the same:

                  (C) A failure by Lessee to observe and perform any other terms or conditions of this Lease Agreement to be observed or performed by Lessee, where such failure continues for thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within such period, Lessee shall not be deemed to be in default if within such period Lessee shall commence such cure and thereafter diligently prosecute the same to completion;

                  (D) The making by Lessee of any assignment for the benefit of creditors; the adjudication that Lessee is bankrupt, insolvent or unable to pay its debts; the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless Lessee cures such default by reaffirming the indebtedness to Lessor pursuant to the terms of this Lease Agreement and the Bankruptcy Reform Act of 1978 as it may be amended from time to time, and/or, in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days after the filing thereof); the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located in the Leased Premises or of Lessee's interest in this Lease Agreement (unless possession is restored to Lessee within thirty (30) days after such appointment); or the attachment, execution or levy against, or other judicial seizure of, substantially all of Lessee's assets located in the Leased Premises or of Lessee's interest in this Lease Agreement (unless the same is discharged within thirty (30) days after issuance thereof); and

                  (E) The willful or persistent violation of Rules and Regulations adopted by Lessee, even though Lessee may cure such violations within the thirty (30) day period allowed at subparagraph (C), above.

         21. REMEDIES: Upon the occurrence of any event of default set forth above:

                  (A) Lessor may perform for the account of Lessee any such default of Lessee and immediately recover as Additional Rental any expenditures made and the amount of any obligations incurred in connection therewith, plus interest at the Default Interest Rate from the date of any such expenditure;

                  (B) Lessor may accelerate all Basic Rental and Additional Rental due for the balance of the term of this Lease Agreement and declare the same to be immediately due and payable;

                  (C) Lessor, at its option, may serve notice upon Lessee that this Lease Agreement and the then unexpired term hereof shall cease and expire and become absolutely void on the date specified in such notice, to be not less than five (5) days after the date of such notice without any right on the part of the Lessee to save the forfeiture by payment of any sum due or by the performance of any term or condition broken; and, thereupon and at the expiration of the time limit in such notice, this Lease Agreement and the term hereof, as well as the right, title and interest of the Lessee hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Lessee's liability) as if the date fixed in such notice were the date herein stated for expiration of the term of this Lease Agreement. Thereupon, Lessee shall immediately quit and surrender to Lessor the Leased Premises, and Lessor may enter into and repossess the Leased Premises by summary proceedings, detainer, ejectment or otherwise and remove all occupants thereof and, at Lessor's option, any property thereon without being liable to indictment, prosecution or damages therefor. No such expiration or termination of this Lease Agreement shall relieve Lessee of its liability and obligations under this Lease Agreement, whether or not the Leased Premises shall be relet;

                  (D) Lessor may, at any time after the occurrence of any event of default, reenter and repossess the Leased Premises and any part thereof and attempt in its own name, as agent for Lessee if this Lease Agreement is not terminated or in its own behalf if this Lease Agreement is terminated, to relet all or any part of such Leased Premises for and upon such terms and to such persons and for such period or periods as

Lessor, in its sole discretion, shall determine, including the term beyond the termination of this Lease Agreement; and Lessor shall not be required to accept any lessee offered by Lessee or observe any instruction given by Lessee about such reletting or do any act or exercise any care or diligence with respect to such reletting or to the mitigation of damages. For the purpose of such reletting, Lessor may decorate or make repairs, changes, alterations or additions in or to the Leased Premises to the extent deemed by Lessor desirable or convenient; and the cost of such decoration, repairs, changes, alterations or additions shall be charged to and be payable by Lessee as Additional Rental hereunder, as well as any reasonable brokerage and attorney fees expended by Lessor, and any sums collected by Lessor from any new lessees obtained on account of the Lessee shall be credited against the balance of the rent due hereunder as aforesaid. Lessee shall pay to lessor monthly, on the days when the rent would have been payable under this Lease Agreement, the amount due hereunder less the amount obtained by Lessor from such new lessee;

                  (E) For value received and in the event of the occurrence of an event of default as hereinabove defined, Lessee does hereby empower any prothonotary or any attorney of any court of record within the United States or elsewhere to appear for Lessee and with or without declaration filed, confess judgment against Lessee and in favor of Lessor, its successors or assigns, as of any term for the sums due by reason of such default in payment of Basic Rental and/or Additional Rental, including unpaid rental for the balance of the Term if the same shall become due and payable under the provisions hereof and/or for the sums due by the reasons of any breach of covenant by Lessee herein, with costs of suit and attorney's commission of ten percent (10%) for collection, and may forthwith issue a writ or writs of execution thereon, with release of all errors and without stay of execution and extension upon any levy on real estate is hereby expressly waived. Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time as often as any installment of Basic Rental or Additional Rental or other sums required to be paid by Lessee hereunder may fall due or be in arrears, and such powers may be exercised as well after the expiration of the original term or during any renewal or extension thereof,

                           At the termination of the term of this Lease
Agreement, whether at the end of the term hereof or upon determination of the term by an event of default hereunder, and for the consideration aforesaid and in addition to the foregoing remedy or in lieu thereof, Lessee does also hereby empower any attorney of any court of record within the United States or elsewhere to sign an agreement for entering in any court of competent jurisdiction an amicable action and judgment in ejectment for possession and all costs and other charges in connection therewith against Lessee and all persons claiming under Lessee for the recovery by Lessor of possession of the Leased Premises, for which this shall be a sufficient warrant. Whereupon, at the option of Lessor, a Writ of Possession may forthwith issue, without any prior writ or proceeding whatever, and Lessee hereby releases Lessor from any and all errors whatsoever, in entering such action of judgment and agrees that no writ of error, objection or exception shall be made or taken thereto.

                           In any actions commenced under the provisions of this
paragraph (E), Lessor shall file in such action an affidavit made by Lessor or an authorized representative of Lessor, setting forth the act or acts authorizing the entry of such judgment according to the terms of this Lease Agreement, of which act or acts such affidavit shall be sufficient evidence, and if a true excerpt of this paragraph shall be annexed to said affidavit, it shall not be necessary to file the original Lease Agreement to support such warrant of attorney, any rule of court to the contrary notwithstanding; and

                  (F) Lessor shall have the right of injunction, in the event of a breach or threatened breach by Lessee of any of the terms and conditions hereof, to restrain the same and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnity or reimbursements are herein provided.

                           The rights and remedies given to Lessor in this Lease
Agreement are distinct, separate and cumulative remedies; and no one of them, whether or not exercised by Lessor, shall be deemed to be in exclusion of any of the others.

         22. WAIVER: The failure or delay on the part of either party to enforce or exercise at any time any of the terms and conditions of this Lease Agreement shall in no way be construed to be a waiver thereof, nor in any way to affect the validity of this Lease Agreement or any part hereof, or the right of the party to thereafter enforce each and every such term or condition. No waiver of any breach of this Lease Agreement shall be held to be a waiver of any other or subsequent breach. The receipt by Lessor of rent at a time when the rent is in default under this Lease Agreement shall not be construed as a waiver of such default. The receipt by Lessor of a lesser amount than the rent due shall not be construed to be other than a payment on account of the rent then due, nor shall any statement on Lessee's check or any letter accompanying Lessee's check be deemed an accord and satisfaction, and Lessor may accept such payment without prejudice to Lessors right to recover the balance of the rent due or to pursue any other remedies provided in this Lease Agreement. No act or thing done by Lessor or Lessors agents or employees during the term of this Lease Agreement shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Lessor.

         23. COMPLIANCE WITH LAWS:

                  (A) USE AND OCCUPANCY OF LEASED PREMISES: Lessee at its sole expense shall comply with all laws, orders and regulations of federal, state and municipal authorities and agencies, and with all lawful direction of any public officer including without limitation compliance with any applicable environmental law, rule or regulation which shall impose any duty upon Lessee with respect to activities conducted at U-PARC, including without limitation: the Leased Premises; the use and/or occupancy of the Leased Premises by Lessee; the conduct of Lessee's business on the Leased Premises; Lessee's use of any chemical or other substances, regardless of physical state, whether or not defined as "hazardous" or "toxic" or otherwise regulated by any government agency or other regulatory or insuring body, used by Lessee in Lessee's business operations; or the health and safety of Lessee's employees, agents, contractors and invitees. Lessee shall not do anything which shall constitute a public nuisance. Lessee shall conduct its business in such a manner as to eliminate all hazardous conditions and effects with respect to all materials used in its operations, whether solid, liquid or gaseous, and whether physical, chemical or biological, or any combination thereof. Lessee at its sole expense shall obtain all required licenses, permits or authorizations for the conduct of any and all business conducted by it on the Leased Premises.

                  (B) BUILDING PERMITS: Lessee shall, at its sole expense, obtain all required licenses or permits required for the making of repairs, alterations, improvements or additions authorized or required pursuant hereto; provided, however, that Lessee shall not be required to obtain any licenses or permits necessary for the construction undertaken by Lessor.

         24. LESSOR'S RELOCATION RIGHTS: Lessor reserves the right to relocate Lessee to other quarters in the Building and/or U-PARC if, in Lessor's sole discretion, Lessor determines that the same is necessary to the proper and efficient utilization of the facilities of U-PARC. Any such relocation will be
(1) on at least sixty (60) days written notice to Lessee; (2) to comparable facilities (taking into consideration the size of the space and the overall configuration) at a rental no higher than that then in effect for the Leased Premises and (3) at Lessor's expense, including reasonably required ancillary expenses for telephone installation and business announcements as to change of address.

         25. LIMITATION OF LIABILITY AND EXCULPATION: It is agreed by Lessor and Lessee that no personal liability or responsibility is assumed by nor shall it at any time be asserted or enforceable against Lessor or any trustee, beneficiary, partner, affiliate, parent corporation, or any officer, director or shareholder thereof, or the successors or assigns of the foregoing, on account of any covenant, undertaking or agreement contained in this Lease Agreement, all such personal liability and responsibility, if any, being expressly waived and released, it being understood that Lessee shall look solely to the equity of Lessor in U-PARC for satisfaction of any proven damage of Lessee in the event of a breach by Lessor hereunder. It is further covenanted and agreed by Lessor and Lessee that no personal liability or responsibility is assumed by nor shall it at any time be asserted or enforceable against any individual partner who is a member of the general partnership which is Lessee hereunder, all such personal liability and responsibility, if any, being expressly waived and released, it being understood that the Lessor shall look solely to the assets of the partnership comprising the Lessee hereunder for satisfaction of any damage to Lessor in the event of a breach by Lessee hereunder.

         26. QUIET ENJOYMENT: Lessor represents and warrants that it is the true and lawful owner of the Leased Premises and is empowered to enter into this Lease Agreement and that so long as Lessee shall perform all of Lessee's covenants and obligations hereunder, Lessee shall have and enjoy quiet and peaceable possession of the Leased Premises.

         27. ENTIRE CONTRACT: This Lease Agreement constitutes the entire contract between the parties hereto and there are no other understandings, promises, representations or warranties, oral or written, relating to the subject matter of this Lease Agreement, which exist or bind any of the parties hereto, their respective heirs, executors, administrators, successors or assigns, except as set forth herein. No amendment, change or addition to this Lease Agreement shall be binding upon Lessor or Lessee unless reduced to writing and signed by both parties.

         28. APPLICABLE LAW: It is mutually understood and agreed that this Lease Agreement shall be interpreted in accordance with the laws of the Commonwealth of Pennsylvania and that no presumption shall be deemed to exist in favor of or against either party hereto as a result of the preparation or negotiation of the same.

         29. SEVERABILITY: If any particular term, covenant or provision of this Lease Agreement shall be determined to be invalid and unenforceable, the same shall not affect the remaining provisions of this Lease Agreement which shall nevertheless remain in full force and effect.

         30. NOTICES: Whenever in this Lease Agreement it shall be required or permitted that notice or demand be given or served by either party to or on the other party, such notice or demand shall be deemed to have been duly given or served if in writing and either personally served or forwarded by Registered or Certified mail, return receipt request, postage prepaid, arid addressed as follows:

                  To Lessor:   Baker Young Corporation
                               U-PARC
                               3170 William Pitt Way
                               Pittsburgh, PA 15238

                  To Lessee:   Ms. Karen Skurcenski
                               Biological Detection, Inc.
                               635 William Pitt Way
                               Pittsburgh, PA 15238

                  Each such mailed notice shall be deemed to have been given to or served upon the party to which addressed on the date the same is received, except when the U.S. Postal Service returns the same marked "Refused" or "Unclaimed," in which case service shall be deemed to have been made on the first business day following the date of mailing the same. Either party hereto may change its address to which said notice shall be delivered or mailed by giving written notice of such change to the other party hereto, as herein provided.

         31. BINDING EFFECT: After this Lease Agreement shall have been fully executed and delivered by all parties, the same shall be binding upon the said parties and upon their respective heirs, executors, administrators, successors and assigns (subject to the restriction on transfer at paragraph 16).

         32. ACKNOWLEDGMENT: Lessee represents that it has read and understands its obligations under this Lease Agreement and that Lessee has familiarized itself with the Rules and Regulations adopted by Lessor, including those appended hereto as Exhibit B. Lessee further represents that it is familiar with the federal, state and local laws, rules and regulations, including environmental laws, rules and regulations which are or may be applicable to Lessee's activities at the Leased Premises, including but not limited to possible application of the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901 et seq., as amended, the Pennsylvania Solid Waste Management Act, 35 P.S. Sections 6018.101 et seq., as amended, the Pennsylvania Worker and Community Right To Know Act 35 P.S. Sections 7301 et seq., the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq., The Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986, H.R. Rep. No. 2005, 99th Cong., 2d Sess. (1986), and any regulations promulgated thereunder, and further represents that it understands and is fully capable of satisfying its obligations with respect to said laws, rules and regulations.

         WITNESS the due execution of these presents as of the day and year first above written.

                                        LESSOR:

                                        The University of Pittsburgh of the
WITNESS:                                Commonwealth System of Higher Education

/s/                                     /s/
-----------------------------           ----------------------------------------

                                        The University of Pittsburgh of the
                                        Commonwealth System of Higher Education,
                                        by and through its agent for U-PARC Real
WITNESS                                 Estate Baker Young Corporation

/s/                                     /s/
-----------------------------           ----------------------------------------


                                        LESSEE

WITNESS                                 Biological Detection, Inc.

/s/  KAREN L. SKURCENSKI                 /s/
-----------------------------           ----------------------------------------

                                        Date  7/26/96
                                            ------------------------------------